SEC FILE NO. 70-8297
                                                 RULE 24 - NINTH CERTIFICATE
                                                    EXHIBIT A     PAGE 1 OF 1

                         SENECA RESOURCES CORPORATION

                               INCOME STATEMENT
                                  (Unaudited)

                                                          Three Months Ended
                                                             DECEMBER 1995
                                                         ___________________


Operating Revenues                                           $22,972,551
                                                             ------------

Operating Expenses:
  Purchased Gas                                                  182,525
  Production Tax                                                  47,435
  Lease Operations                                             2,803,492
  Depletion, Depreciation & Amort.                             8,649,139
  General and Administrative                                   1,507,882
  Other Taxes                                                    277,842
                                                             ------------
                                                              13,468,315
                                                             ------------
 Operating Income                                              9,504,236
                                                             ------------

Other Income                                                       8,205
Interest Expense                                               2,420,837
                                                             ------------
Net Income Before Income Taxes                                 7,091,604
                                                             ------------

Income Taxes:
  Federal                                                      1,699,045
  State                                                               --
  Deferred                                                       779,821
                                                             ------------
                                                               2,478,866
                                                             ------------
Net Income                                                    $4,612,738
                                                             ============